Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226

Wahed FTSE USA Shariah ETF (HLAL)
(the “Fund”)

April 1, 2020

Supplement to the
Prospectus and Statement of Additional Information (“SAI”),
each dated July 10, 2019

The following replaces the “Shariah Adviser” section on page 10 of the Prospectus.

Shariah Adviser

Shariyah Review Bureau LLC (“SRB”) has been appointed as the Shariah adviser to advise the Fund with regard to its interpretation of and compliance with Shariah principles. SRB is one of the corporate world’s leading advisors on Islamic financial ethics and practices with scholarly presence in more than 21 countries across the United States, Europe, Africa, the Gulf Corporation Counsel, and Asia. SRB provides professional Shariah advisory and audit services to public and private businesses, including commercial and corporate debt, Sukuks and Islamic equity markets, initial public offerings screening, investment banking practices, energy firms and information providers.

SRB does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, SRB is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

The following replaces the first paragraph of the “Procedures for Redemption of Creation Units” section on page 21 of the Fund’s SAI.

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your Prospectus and SAI for future reference.